THE GDL FUND
One Corporate Center
Rye, NY 10580-1422
t 914.921.5070
GABELLI.COM

For information:
Peter Baldino
(914) 921-5070

PRESS RELEASE

FOR IMMEDIATE RELEASE
Rye, New York		NYSE – GDL PrB
February 5, 2018		CUSIP – 361570302

THE GDL FUND ANNOUNCES PREFERRED SHARE RIGHTS OFFERING

RECORD DATE AND SUMMARY OF TERMS

Rye, NY — The GDL Fund (NYSE:GDL) (the “Fund”) previously announced the approval in principle by its Board of Trustees of an offering (the “Offering”), to be made to the Fund’s existing preferred shareholders, of non-transferable rights to subscribe for and purchase newly designated Series C Cumulative Puttable and Callable Preferred Shares (the “New Preferred”). The pricing committee of the Fund’s Board of Trustees has now approved the Offering. The Offering will be made only to the Fund’s existing preferred shareholders by means of a prospectus, and this press release does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Fund’s securities.

The New Preferred will pay distributions quarterly at an annualized dividend rate of 4.00% of the $50.00 per share liquidation preference of the New Preferred for the quarterly dividend periods ending on or prior to March 26, 2019 (“Year 1”). At least 30 days prior to the end of Year 1, the Fund’s Board of Trustees will determine and publicly announce a reset fixed dividend rate that will apply for the next eight quarterly dividend periods (“Year 2” and “Year 3”). At least 30 days prior to the end of Year 3, the Fund’s Board of Trustees will determine and publicly announce a reset fixed dividend rate that will apply for all remaining quarterly dividend periods prior to the mandatory redemption date for the New Preferred of March 26, 2025. Each reset dividend rate will be determined by the Fund’s Board of Trustees or a committee thereof in its sole discretion, and such rate will be not less than an annualized rate of 4.00% and not greater than an annualized rate of 6.00%.

The New Preferred may be put back to the Fund during the 30-day period prior to March 26, 2020 and March 26, 2022 at the liquidation preference of $50.00 per share, plus any accumulated and unpaid dividends, and redeemed by the Fund, at its option, at the liquidation preference of $50.00 per share, plus any accumulated and unpaid dividends, on March 26, 2021 or March 26, 2023.

The Fund intends to apply for a New York Stock Exchange listing of the New Preferred.

SUMMARY OF THE TERMS OF THE OFFERING

•	Each existing preferred shareholder will receive one non-transferable subscription right (the “Right”) for each Series B Cumulative Puttable and Callable Preferred Share (the “Existing Preferred”) of the Fund held on the record date (February 14, 2018).

•	The Rights are non-transferable and therefore will not be traded on any exchange.

•	Shares of New Preferred may be purchased with any combination of cash or surrender of Existing Preferred at liquidation preference. Therefore, one Right plus $50.00, or one Right plus one share of the Existing Preferred with a liquidation value of $50.00 per share, will be required to purchase each share of New Preferred pursuant to the Offering.

•	The Offering expires at 5:00 PM Eastern Time on Tuesday, March 20, 2018, unless extended.

•	The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus for the Offering to record date shareholders beginning on February 16, 2018. Inquiries regarding the Offering should be directed to the Fund at 800-GABELLI or 914-921-5070.

•	Any New Preferred shares issued as a result of the Offering will not be record date shares for the Fund’s 2018 annual meeting scheduled to be held on May 14, 2018.

The Offering is made pursuant to the Fund’s effective shelf registration statement on file with the Securities and Exchange Commission.

The GDL Fund is a diversified, closed-end management investment company with approximately $338 million in total net assets whose investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL).

The information herein is not complete and is subject to change. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a final prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The base prospectus contains this and additional information about the Fund and the prospectus supplement will contain this and additional information about the New Preferred and the Offering, and should be read carefully before investing. For further information regarding the Offering or the New Preferred, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund at 800-GABELLI or 914-921-5070.